AGREEMENT

         THIS AGREEMENT is entered into this 13th day of November, 200 by and between FIRST SCIENTIFIC, INC. (the "Company"), a Delaware corporation with an address at 1877 West 2800 South, Suite 200, Ogden, Utah 84401, and ASPEN CAPITAL RESOURCES, LLC ("Aspen), a Utah limited liability company with an address at 8989 South Schofield Circle, Salt Lake City, Utah 84093.

         The Company and Aspen have entered into a Securities Purchase Agreement (the "Agreement") dated as of May 16, 2000.

         The Company and Aspen desire to amend and modify various provisions of the Agreement and the Related Documents (as defined in the Agreement).

         NOW, THEREFORE, in consideration of these premises and the mutual covenants and agreements contained herein, the parties hereby agree as follows:

         1. The Company and Aspen hereby acknowledge and agree that notwithstanding any other provision of the Agreement or the Related Documents, the date for compliance by the Company of any required performance on the part of the Company is hereby extended to the date of this Agreement.

         2. The Company and Aspen hereby acknowledge and agree that any failure of the Company to perform its obligations under Section 9.1 of the Agreement with respect to any shares of its Common Stock, excepting the registration on Form S-3 of the offer and resale by Aspen of 2,000,000 shares issuable upon conversion of Series 2000-A Preferred Stock and 2,000,000 shares issuable upon exercise of Warrants of the Company, (the "Excess Shares") shall not constitute an event of default under the Agreement if the Company has performed all of its obligations under Section 9.1 of the Agreement on or before March 15, 2001. Additionally, if prior to March 15, 2001, the Company files a registration statement to register additional shares, the Company agrees to include the Excess Shares in such registration statement.

         3. The Company hereby agrees to amend and restate the Certificate of Designation of the Series 2000-A Convertible Preferred Stock, in the form attached hereto and incorporated herein by this reference, and to file such amended and restated Certificate of Designation in accordance with applicable law upon execution of this Agreement.

         4. The Company hereby agrees to amend the Warrant Certificates issued to Aspen in the form attached hereto and incorporated herein by this reference upon execution of this Agreement.

         5. The Company hereby agrees to pay to Aspen the amount of $1,500,00 upon execution of this Agreement, as partial reimbursement for Aspen's costs associated with this transaction.

         6. The obligations of Aspen pursuant to this Agreement are subject to Randy L. Hales remaining as the President of Chief Executive Officer of the Company through at least January 31, 2001.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives as of the date first above written.

ASPEN CAPITAL RESOURCES, LLC            FIRST SCIENTIFIC, INC.



By:      /s/ Joe K. Johnson             By: /s/ Randall L. Hales
         ----------------------------      -------------------------------------
         Joe K. Johnson, Manager        Randall L. Hales, President and
                                        Chief Executive Officer


                                        By: /s/ John L. Theler
                                           -------------------------------------
                                        John L. Theler,
                                        Chief Financial Officer
STATE OF UTAH                       )
                                    :   ss
COUNTY OF WEBER                     )

         On November 14, 2000, personally appeared before me Randall L. Hales, personally known to me (or proved to me on the basis of satisfaction evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

         WITNESS my hand and official seal.                   /s/ illegible
                                                              NOTARY PUBLIC

STATE OF UTAH                       )
                                    : ss
COUNTY OF WEBER                     )

         On November 14, 2000, personally appeared before the John L. Theler, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

         WITNESS my hand and official seal.                   /s/ illegible
                                                              NOTARY PUBLIC

                             FIRST SCIENTIFIC, INC.
                            (a Delaware corporation)

                                  Amendment to
                              Warrant Certificates
                        for the Purchase of Common Stock


         ASPEN CAPITAL RESOURCES, LLC or its assigns (the "Holder"), a Utah limited liability company with an address at 8989 South Schofield Circle, Salt Lake City, Utah 84093, is the owner of Series 2000-A Warrants (the "Warrants") of FIRST SCIENTIFIC, INC. the ("Company"), a Delaware corporation with an address at 1877 West 2800 South, Suite 200, Ogden, Utah 84401 as provided in the Warrant Certificates of the Company dated May 16, 2000; June 15, 2000; June 29, 2000; August 14, 2000; and September 12, 2000 (collectively the "Warrant Certificates").

         The Company and the Holder hereby mutually agree to and do amend and modify each of the Warrant Certificates as provided herein, for valuable consideration the receipt and sufficiency of which is hereby acknowledged.

         The Company and the Holder hereby acknowledge and agree that the Warrant Certificate dated May 16, 2000 is for 500,000 Warrants; the Warrant Certificate dated June 15, 2000 is for 500,000 Warrants; the Warrant Certificate dated June 29, 2000 is for the 500,000 Warrants; the Warrant Certificate dated August 14, 2000 is for 250,000 Warrants; and the Warrant Certificate dated September 12, 2000 is for the 250,000 Warrants.

         Each of the Warrant Certificates is hereby amended and modified to provide the Initial Exercise Price is $2.25 per share.

         Section 1 of each of the Warrant Certificates is hereby amended, modified and restated as follows:

         1. Duration. Warrants may be exercised at any time and from time to time on or after September 1, 2001 (the "Exercise Commencement"), but not after May 16, 2004 (the "Exercise Deadline"). Notwithstanding the foregoing, all of the Warrants shall be immediately exercisable (i) if there is a change in control of the Company, or (ii) if the Company sells all or substantially all of its assets. The Holder may delay the Exercise Commencement date by up to 360 days by delivering a written notification of the new Exercise Commencement date to the company at least 90 days prior to the Exercise Commencement date.

         Except as provided above, the Warrant Certificates continue in full force and effect according to their terms.

         IN WITNESS  WHEREOF,  the Company has caused this  Amendment to Warrant
Certificates to be executed by its duly authorized officers or agents as of November 13, 2000.

ASPEN CAPITAL RESOURCES, LLC            FIRST SCIENTIFIC, INC.



By:      /s/ Joe K. Johnson             By: /s/ Randall L. Hales
         -------------------------------   -------------------------------------
         Joe K. Johnson, Manager        Randall L. Hales, President and
                                        Chief Executive Officer


                                        By: /s/ John L. Theler
                                           -------------------------------------
                                        John L. Theler,
                                        Chief Financial Officer

STATE OF UTAH                       )
                                    :   ss
COUNTY OF WEBER                     )

         On November 14, 2000, personally appeared before me Randall L. Hales, personally known to me (or proved to me on the basis of satisfaction evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

         WITNESS my hand and official seal.                   /s/ illegible
                                                              NOTARY PUBLIC


STATE OF UTAH                       )
                                    : ss
COUNTY OF WEBER                     )

         On November 14, 2000, personally appeared before the John L. Theler, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

         WITNESS my hand and official seal.                   /s/ illegible
                                                              NOTARY PUBLIC

                                       -2-